Exhibit 99.1

Aratana Therapeutics Confirms Receipt of Board Nominations

LEAWOOD, Kan., April 5, 2018 – Aratana Therapeutics, Inc. (Nasdaq: PETX), a pet therapeutics company focused on the licensing, development and commercialization of innovative therapeutics for dogs and cats, confirmed that it has received a notice of nomination of three director candidates for election to the Company’s Board of Directors at the 2018 Annual Meeting of Stockholders from Engaged Capital, LLC and certain of its affiliated entities, which earlier today filed a Schedule 13D disclosing ownership of 5.2% of Aratana’s outstanding shares.

Aratana stockholders are not required to take any action at this time. Members of Aratana’s Board and management have recently held discussions with representatives of Engaged Capital and those discussions are ongoing. Aratana’s Board intends to review the qualifications and experience of the nominees and present its formal recommendation regarding director nominations in the Company’s proxy materials that will be filed with the Securities and Exchange Commission.

About Aratana Therapeutics

Aratana Therapeutics is a pet therapeutics company focused on licensing, developing and commercializing innovative therapeutics for dogs and cats. Aratana believes that it can leverage the investment in the human biopharmaceutical industry to bring therapeutics to dogs and cats in a capital and time efficient manner. The company's pipeline includes therapeutic candidates for the potential treatment of pain, inappetence, viral diseases, allergy, cancer and other serious medical conditions. Aratana believes the development and commercialization of these therapeutics will permit veterinarians and pet owners to manage pets' medical needs safely and effectively, resulting in longer and improved quality of life for pets. For more information, please visit www.aratana.com.

Forward-Looking Statements Disclaimer

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, expectations regarding Aratana’s anticipated review of Engaged Capital’s director nominees, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Important factors that could cause actual results to differ materially from those expressed or implied include the fact that Aratana may choose not to consider Engaged Capital’s nominees, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Important Stockholder Information and Where You Can Find It

Aratana plans to file with the SEC and mail to its stockholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company's 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about Aratana, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Aratana, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the Aratana 2018 Annual Meeting of Stockholders. Information regarding the names of the Company's directors and executive officers and their respective interests in Aratana will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company's directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by Aratana with the SEC, may be obtained by investors and stockholders free of charge on the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at www.aratana.com.

Contacts

For investor inquires:

Craig Tooman

ctooman@aratana.com

(913) 353-1026

MacKenzie Partners, Inc.

Laurie Connell

212-378-7071

lconnell@mackenziepartners.com

Dan Burch

212-929-5748

dburch@mackenziepartners.com